                                                               Exhibit 99(e)(ii)

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT

                        (AMENDED AS OF FEBRUARY 16, 2006)
MONEY MARKET FUNDS

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund       JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund                JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund                             JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Market Fund                        JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund                               JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund                            JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund                     One Group Government Money Market Fund

JPMorgan Michigan Municipal Money Market Fund                  One Group Michigan Municipal Money Market Fund

JPMorgan Municipal Money Market Fund                           One Group Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund                      One Group Ohio Municipal Money Market Fund

JPMorgan Liquid Assets Money Market Fund                       One Group Prime Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund                  One Group U.S. Treasury Securities Money Market Fund

EQUITY FUNDS

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund                                   JPMorgan Capital Growth Fund

JPMorgan Disciplined Equity Fund                               JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund                                      JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Fund                                JPMorgan Dynamic Small Cap Fund

JPMorgan Asia Equity Fund                                      JPMorgan Fleming Asia Equity Fund

JPMorgan Emerging Markets Equity Fund                          JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund                             JPMorgan Fleming International Equity Fund

JPMorgan International Growth Fund                             JPMorgan Fleming International Growth Fund

JPMorgan International Opportunities Fund                      JPMorgan Fleming International Opportunities Fund

JPMorgan International Small Cap Equity Fund                   JPMorgan Fleming International Small Cap Equity Fund

JPMorgan International Value Fund                              JPMorgan Fleming International Value Fund

JPMorgan Intrepid European Fund                                JPMorgan Fleming Intrepid European Fund

JPMorgan Japan Fund                                            JPMorgan Fleming Japan Fund

JPMorgan Intrepid International Fund                           JPMorgan Fleming Tax Aware International Opportunities
                                                               Fund and JPMorgan Tax Aware International Opportunities
                                                               Fund

JPMorgan Global Healthcare Fund                                JPMorgan Global Healthcare Fund

JPMorgan Growth and Income Fund                                JPMorgan Growth and Income Fund

JPMorgan International Equity Portfolio                        JPMorgan International Equity Portfolio

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Intrepid America Fund                                 JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund                                  JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Multi CapFund                                JPMorgan Intrepid Investor Fund and JPMorgan Intrepid
                                                               Contrarian Fund (name effective until 4/10/06)

JPMorgan Intrepid Value Fund                                   JPMorgan Intrepid Value Fund

JPMorgan Market Neutral Fund                                   JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund                                   JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund                                 JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund                                    JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Portfolio                               JPMorgan Mid Cap Value Portfolio

JPMorgan Multi-Manager Small Cap Growth Fund                   JPMorgan Multi-Manager Small Cap Growth Fund

JPMorgan Multi-Manager Small Cap Value Fund                    JPMorgan Multi-Manager Small Cap Value Fund

JPMorgan Small Cap Equity Fund                                 JPMorgan Small Cap Equity Fund

JPMorgan Small Company Portfolio                               JPMorgan Small Company Portfolio

JPMorgan Tax Aware Disciplined Equity Fund                     JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Large Cap Growth Fund                       JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Tax Aware Large Cap Value Fund                        JPMorgan Tax Aware Large Cap Value Fund

JPMorgan Tax Aware U.S. Equity Fund                            JPMorgan Tax Aware U.S. Equity Fund

JPMorgan Small Cap Core Fund                                   JPMorgan Trust Small Cap Equity Fund

JPMorgan U.S. Equity Fund                                      JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Equity Portfolio                  JPMorgan U.S. Large Cap Core Equity Portfolio

JPMorgan U.S. Small Company Fund                               JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund                                  N/A

Undiscovered Managers Small Cap Growth Fund                    UM Small Cap Growth Fund

Undiscovered Managers Behavioral Growth Fund                   Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund                    Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund                                    Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund                                 One  Group   Diversified   Mid  Cap  Fund  and  JPMorgan
                                                               Diversified Mid Cap Fund

JPMorgan Equity Income Fund                                    One Group Equity Income Fund

JPMorgan Equity Index Fund                                     One Group Equity Index Fund

JPMorgan International Equity Index Fund                       One Group International Equity Index Fund

JPMorgan Large Cap Growth Fund                                 One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund                                  One Group Large Cap Value Fund

JPMorgan Market Expansion Index Fund                           One Group Market Expansion Index Fund

JPMorgan Multi-Cap Market Neutral Fund                         One Group Market Neutral Fund

JPMorgan Diversified Mid Cap Growth Fund                       One Group Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund                        One Group Mid Cap Value Fund

JPMorgan U.S. Real Estate Fund                                 One Group Real Estate Fund

JPMorgan Small Cap Growth Fund                                 One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund                                  One Group Small Cap Value Fund

JPMorgan Technology Fund                                       One Group Technology Fund

JPMorgan Investment Trust Balanced Portfolio                   One Group Investment Trust Balanced Portfolio

JPMorgan Investment Trust Diversified Equity Portfolio         One Group Investment Trust Diversified Equity Portfolio

JPMorgan Investment Trust Diversified Mid Cap Portfolio        One Group Investment Trust Diversified Mid Cap Portfolio

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Investment Trust Equity Index Portfolio               One Group Investment Trust Equity Index Portfolio

JPMorgan Investment Trust Large Cap Growth Portfolio           One Group Investment Trust Large Cap Growth Portfolio

JPMorgan Investment Trust Mid Cap Growth Portfolio             One Group Investment Trust Mid Cap Growth Portfolio

JPMorgan Investment Trust Mid Cap Value Portfolio              One Group Investment Trust Mid Cap Value Portfolio

JPMorgan Tax Aware Core Equity Fund                            N/A

JPMorgan Tax Aware Diversified Equity Fund                     N/A

JPMorgan Tax Aware International Fund                          N/A

JPMorgan U.S. Large Cap Core Plus Fund                         N/A

JPMorgan Micro Cap Fund                                        N/A

Highbridge Statistical Market Neutral Fund                     N/A

JPMorgan Intrepid Long/Short Fund                              N/A

JPMorgan Strategic Small Cap Value Fund (effective upon        N/A
the effectiveness of the Fund's registration statement)

FIXED INCOME FUNDS

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                                             JPMorgan Bond Fund

JPMorgan Bond Portfolio                                        JPMorgan Bond Portfolio

JPMorgan California Tax Free Bond Fund                         JPMorgan California Bond Fund

JPMorgan Enhanced Income Fund                                  JPMorgan Enhanced Income Fund

JPMorgan Emerging Markets Debt Fund                            JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Strategic Income Fund                                 JPMorgan Global Strategic Income Fund (name effective
                                                               until 5/19/06)

JPMorgan Intermediate Tax Free Bond Fund                       JPMorgan Intermediate Tax Free Income Fund

JPMorgan New Jersey Tax Free Bond Fund                         JPMorgan New Jersey Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund                           JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Short Term Bond Fund                                  JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund II                               JPMorgan Short Term Bond Fund II

JPMorgan Tax Aware Enhanced Income Fund                        JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware Short-Intermediate Income Fund              JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan Arizona Municipal Bond Fund                           One Group Arizona Municipal Bond Fund

JPMorgan Core Bond Fund                                        One Group Bond Fund

JPMorgan Government Bond Fund                                  One Group Government Bond Fund

JPMorgan High Yield Bond Fund                                  One Group High Yield Bond Fund

JPMorgan Core Plus Bond Fund                                   One Group Income Bond Fund

JPMorgan Intermediate Bond Fund                                One Group Intermediate Bond Fund

JPMorgan Kentucky Municipal Bond Fund                          One Group Kentucky Municipal Bond Fund

JPMorgan Louisiana Municipal Bond Fund                         One Group Louisiana Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund                          One Group Michigan Municipal Bond Fund

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Mortgage-Backed Securities Fund                       One Group Mortgage-Backed Securities Fund

JPMorgan Municipal Income Fund                                 One Group Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund                              One Group Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund                              One Group Short-Term Bond Fund

JPMorgan Short Term Municipal Bond Fund                        One Group Short-Term Municipal Bond Fund

JPMorgan Tax Free Bond Fund                                    One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund                                One Group Treasury & Agency Fund

JPMorgan Ultra Short Term Bond Fund                            One Group Ultra Short-Term Bond Fund

JPMorgan West Virginia Municipal Bond Fund                     One Group West Virginia Municipal Bond Fund

JPMorgan Investment Trust Bond Portfolio                       One Group Investment Trust Bond Portfolio

JPMorgan Investment Trust Government Bond Portfolio            One Group Investment Trust Government Bond Portfolio

JPMorgan Tax Aware Real Return Fund                            N/A

JPMorgan Real Return Fund                                      N/A

INVESTOR FUNDS

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------

JPMorgan Investor Balanced Fund                                One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund                     One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund                         One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund                                  One Group Investor Growth Fund

SMARTRETIREMENTFUNDS (EACH OF WHICH WILL BE ADDED AS OF THE EFFECTIVENESS OF THE POST-EFFECTIVE AMENDMENT ADDING THEM TO THE REGISTRATION STATTTEMENT)

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement Income Fund                            N/A

JPMorgan SmartRetirement 2010 Fund                              N/A

JPMorgan SmartRetirement 2015 Fund                              N/A

JPMorgan SmartRetirement 2020 Fund                              N/A

JPMorgan SmartRetirement 2030 Fund                              N/A

JPMorgan SmartRetirement 2040 Fund                              N/A

                         *     *     *     *


                                  J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                  J.P. MORGAN MUTUAL FUND GROUP
                                  J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                  UNDISCOVERED MANAGERS FUNDS
                                  J.P. MORGAN FLEMING SERIES TRUST
                                  J.P. MORGAN SERIES TRUST II
                                  JPMORGAN TRUST I
                                  JPMORGAN TRUST II
                                  JPMORGAN INVESTMENT TRUST
                                  EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS

                                  By:
                                         ---------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                            ------------------------------------

                                  JPMORGAN DISTRIBUTION SERVICES, INC.

                                  By:
                                         ---------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                         ---------------------------------------

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT

                     SHARES SUBJECT TO FRONT-END SALES LOAD

                        (AMENDED AS OF FEBRUARY 16, 2006)

EQUITY FUNDS

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund                                   JPMorgan Capital Growth Fund

JPMorgan Disciplined Equity Fund                               JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund                                      JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Fund                                JPMorgan Dynamic Small Cap Fund

JPMorgan Asia Equity Fund                                      JPMorgan Fleming Asia Equity Fund

JPMorgan Emerging Markets Equity Fund                          JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund                             JPMorgan Fleming International Equity Fund

JPMorgan International Growth Fund                             JPMorgan Fleming International Growth Fund

JPMorgan International Opportunities Fund                      JPMorgan Fleming International Opportunities Fund

JPMorgan International Small Cap Equity Fund                   JPMorgan Fleming International Small Cap Equity Fund

JPMorgan International Value Fund                              JPMorgan Fleming International Value Fund

JPMorgan Intrepid European Fund                                JPMorgan Fleming Intrepid European Fund

JPMorgan Japan Fund                                            JPMorgan Fleming Japan Fund

JPMorgan Intrepid International Fund                           JPMorgan Fleming Tax Aware International Opportunities
                                                               Fund and JPMorgan Tax Aware International Opportunities
                                                               Fund (this name change effective 12/15/2005)

JPMorgan Global Healthcare Fund                                JPMorgan Global Healthcare Fund

JPMorgan Growth and Income Fund                                JPMorgan Growth and Income Fund

JPMorgan Intrepid America Fund                                 JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund                                  JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Multi Cap Fund                               JPMorgan Intrepid Investor Fund and JPMorgan Intrepid
                                                               Contrarian Fund (name effective until 4/10/06)

JPMorgan Intrepid Value Fund                                   JPMorgan Intrepid Value Fund

JPMorgan Market Neutral Fund                                   JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund                                   JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund                                 JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund                                    JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund                                 JPMorgan Small Cap Equity Fund

JPMorgan Tax Aware U.S. Equity Fund                            JPMorgan Tax Aware U.S. Equity Fund

JPMorgan U.S. Equity Fund                                      JPMorgan U.S. Equity Fund

Undiscovered Managers Small Cap Growth Fund                    UM Small Cap Growth Fund

Undiscovered Managers Behavioral Growth Fund                   Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund                    Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund                                    Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund                                 One Group Diversified Mid Cap Fund and JPMorgan
                                                               Diversified Mid Cap Fund

JPMorgan Equity Income Fund                                    One Group Equity Income Fund

JPMorgan Equity Index Fund                                     One Group Equity Index Fund

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan International Equity Index Fund                       One Group International Equity Index Fund

JPMorgan Large Cap Growth Fund                                 One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund                                  One Group Large Cap Value Fund

JPMorgan Market Expansion Index Fund                           One Group Market Expansion Index Fund

JPMorgan Multi-Cap Market Neutral Fund                         One Group Market Neutral Fund

JPMorgan Diversified Mid Cap Growth Fund                       One Group Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund                        One Group Mid Cap Value Fund

JPMorgan U.S. Real Estate Fund                                 One Group Real Estate Fund

JPMorgan Small Cap Growth Fund                                 One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund                                  One Group Small Cap Value Fund

JPMorgan Technology Fund                                       One Group Technology Fund

JPMorgan Value Advantage Fund                                  N/A

JPMorgan U.S. Large Cap Core Plus Fund                         N/A

JPMorgan Micro Cap Fund                                        N/A

Highbridge Statistical Market Neutral Fund                     N/A

JPMorgan Intrepid Long/Short Fund                              N/A

JPMorgan Strategic Small Cap Value Fund (effective upon        N/A
the effectiveness of the Fund's registration statement)

FIXED INCOME FUNDS

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                                             JPMorgan Bond Fund

JPMorgan California Tax Free Bond Fund                         JPMorgan California Bond Fund

JPMorgan Emerging Markets Debt Fund                            JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Enhanced Income Fund                                  JPMorgan Enhanced Income Fund

JPMorgan Strategic Income Fund                                 JPMorgan Global Strategic Income Fund (name effective
                                                               until 5/19/06)

JPMorgan Intermediate Tax Free Bond Fund                       JPMorgan Intermediate Tax Free Income Fund

JPMorgan New Jersey Tax Free Bond Fund                         JPMorgan New Jersey Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund                           JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Short Term Bond Fund                                  JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund II                               JPMorgan Short Term Bond Fund II

JPMorgan Tax Aware Enhanced Income Fund                        JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Arizona Municipal Bond Fund                           One Group Arizona Municipal Bond Fund

JPMorgan Core Bond Fund                                        One Group Bond Fund

JPMorgan Government Bond Fund                                  One Group Government Bond Fund

JPMorgan High Yield Bond Fund                                  One Group High Yield Bond Fund

JPMorgan Core Plus Bond Fund                                   One Group Income Bond Fund

JPMorgan Intermediate Bond Fund                                One Group Intermediate Bond Fund

JPMorgan Kentucky Tax Free Bond Fund                           One Group Kentucky Municipal Bond Fund

JPMorgan Louisiana Municipal Bond Fund                         One Group Louisiana Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund                          One Group Michigan Municipal Bond Fund

JPMorgan Mortgage-Backed Securities Fund                       One Group Mortgage-Backed Securities Fund

JPMorgan Municipal Income Fund                                 One Group Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund                              One Group Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund                              One Group Short-Term Bond Fund

JPMorgan Short Term Municipal Bond Fund                        One Group Short-Term Municipal Bond Fund

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Tax Free Bond Fund                                    One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund                                One Group Treasury & Agency Fund

JPMorgan Ultra Short Term Bond Fund                            One Group Ultra Short-Term Bond Fund

JPMorgan West Virginia Municipal Bond Fund                     One Group West Virginia Municipal Bond Fund

JPMorgan Tax Aware Real Return Fund                            N/A

JPMorgan Real Return Fund                                      N/A

INVESTOR FUNDS

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund                                One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund                     One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund                         One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund                                  One Group Investor Growth Fund

SMARTRETIREMENTFUNDS (EACH OF WHICH WILL BE ADDED AS OF THE EFFECTIVENESS OF THE POST-EFFECTIVE AMENDMENT ADDING THEM TO THE REGISTRATION STATEMENT)

CURRENT NAME                                                   PRIOR NAME
-----------------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement Income Fund                           N/A

JPMorgan SmartRetirement 2010 Fund                             N/A

JPMorgan SmartRetirement 2015 Fund                             N/A

JPMorgan SmartRetirement 2020 Fund                             N/A

JPMorgan SmartRetirement 2030 Fund                             N/A

JPMorgan SmartRetirement 2040 Fund                             N/A

                         *     *     *     *

                                  J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                  J.P. MORGAN MUTUAL FUND GROUP
                                  J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                  UNDISCOVERED MANAGERS FUNDS
                                  J.P. MORGAN FLEMING SERIES TRUST
                                  J.P. MORGAN SERIES TRUST II
                                  JPMORGAN TRUST I
                                  JPMORGAN TRUST II
                                  JPMORGAN INVESTMENT TRUST
                                  EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS

                                  By:
                                         ---------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                         ---------------------------------------

                                  JPMORGAN DISTRIBUTION SERVICES, INC.

                                  By:
                                         ---------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                         ---------------------------------------

                                   SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT

                            DISTRIBUTION PLAN CLASSES
                        (AMENDED AS OF FEBRUARY 16, 2006)

NAME OF THE FUND

MONEY MARKET FUNDS

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund -   JPMorgan 100% U.S. Treasury Securities Money Market
Morgan Class Shares                                          Fund - Morgan Class Shares

JPMorgan 100% U.S. Treasury Securities Money Market Fund -   JPMorgan 100% U.S. Treasury Securities Money Market
Reserve Class Shares                                         Fund - Reserve Class Shares

JPMorgan California Municipal Money Market Fund - Morgan     JPMorgan California Tax Free Money Market Fund - Morgan
Class Shares                                                 Class Shares

JPMorgan California Municipal Money Market Fund - E*TRADE    N/A
Class Shares

JPMorgan Federal Money Market Fund - Morgan Class Shares     JPMorgan Federal Money Market Fund - Morgan Class Shares

JPMorgan Federal Money Market Fund - Reserve Class Shares    JPMorgan Federal Money Market Fund - Reserve Class
                                                             Shares

JPMorgan New York Municipal Market Fund - Morgan Class       JPMorgan New York Tax Free Money Market Fund - Morgan
Shares                                                       Class Shares

JPMorgan New York Municipal Market Fund - Reserve Class      JPMorgan New York Tax Free Money Market Fund - Reserve
Shares                                                       Class Shares

JPMorgan New York Municipal Money Market Fund - E*TRADE      N/A
Class Shares

JPMorgan Prime Money Market Fund - Reserve Class Shares      JPMorgan Prime Money Market Fund - Reserve Class Shares

JPMorgan Prime Money Market Fund - Cash Management Shares    JPMorgan Prime Money Market Fund - Cash Management
                                                             Shares

JPMorgan Tax Free Money Market Fund - Morgan Class Shares    JPMorgan Tax Free Money Market Fund - Morgan Class
                                                             Shares

JPMorgan Tax Free Money Market Fund - Reserve Class Shares   JPMorgan Tax Free Money Market Fund - Reserve Class
                                                             Shares

JPMorgan U.S. Government Money Market Fund - Morgan Class    One Group Government Money Market Fund - Morgan Class
Shares                                                       Shares

JPMorgan U.S. Government Money Market Fund - Reserve Class   One Group Government Money Market Fund - Class A Shares
Shares

JPMorgan U.S. Government Money Market Fund --Service Shares  N/A

JPMorgan Michigan Municipal Money Market Fund -- Reserve     One Group Michigan Municipal Money Market Fund -- Class
Class Shares                                                 A Shares

JPMorgan Michigan Municipal Money Market Fund -- Morgan      One Group Michigan Municipal Money Market Fund --
Class Shares                                                 Morgan Class Shares

JPMorgan Municipal Money Market Fund -- Service Shares       N/A

JPMorgan Municipal Money Market Fund -- Reserve Class        One Group Municipal Money Market Fund -- Class A Shares
Shares

JPMorgan Municipal Money Market Fund -- Morgan Class         One Group Municipal Money Market Fund -- Morgan Class
Shares                                                       Shares

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Municipal Money Market Fund - E*TRADE Class         N/A
Shares

JPMorgan Ohio Municipal Money Market Fund -- Reserve Class   One Group Ohio Municipal Money Market Fund -- Class A
Shares                                                       Shares

JPMorgan Ohio Municipal Money Market Fund -- Morgan Class    One Group Ohio Municipal Money Market Fund -- Morgan
Shares                                                       Class Shares

JPMorgan Liquid Assets Money Market Fund -- Reserve Class    One Group Prime Money Market Fund -- Class A Shares
Shares

JPMorgan Liquid Assets Money Market Fund -- Morgan Class     One Group Prime Money Market Fund -- Morgan Class Shares
Shares

JPMorgan Liquid Assets Money Market Fund -- Service Shares   N/A

JPMorgan U.S. Treasury Plus Money Market Fund -- Reserve     One Group U.S. Treasury Securities Money Market Fund --
Class Shares                                                 Class A Shares

JPMorgan U.S. Treasury Plus Money Market Fund -- Morgan      One Group U.S. Treasury Securities Money Market Fund --
Class Shares                                                 Morgan Class Shares

EQUITY FUNDS

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund -- Class A Shares               JPMorgan Capital Growth Fund -- Class A Shares

JPMorgan Disciplined Equity Fund -- Class A Shares           JPMorgan Disciplined Equity Fund -- Class A Shares

JPMorgan Diversified Fund -- Class A Shares                  JPMorgan Diversified Fund -- Class A Shares

JPMorgan Dynamic Small Cap Fund -- Class A Shares            JPMorgan Dynamic Small Cap Fund -- Class A Shares

JPMorgan Asia Equity Fund  -- Class A Shares                 JPMorgan Fleming Asia Equity Fund  -- Class A Shares

JPMorgan Emerging Markets Equity Fund -- Class A Shares      JPMorgan Fleming Emerging Markets Equity Fund -- Class
                                                             A Shares

JPMorgan International Equity Fund -- Class A Shares         JPMorgan Fleming International Equity Fund -- Class A
                                                             Shares

JPMorgan International Growth Fund -- Class A Shares         JPMorgan Fleming International Growth Fund -- Class A
                                                             Shares

JPMorgan International Opportunities Fund -- Class A Shares  JPMorgan Fleming International Opportunities Fund --
                                                             Class A Shares

JPMorgan International Small Cap Equity Fund -- Class A      JPMorgan Fleming International Small Cap Equity Fund --
Shares                                                       Class A Shares

JPMorgan International Value Fund -- Class A Shares          JPMorgan Fleming International Value Fund -- Class A
                                                             Shares

JPMorgan Intrepid European Fund -- Class A Shares            JPMorgan Fleming Intrepid European Fund -- Class A
                                                             Shares

JPMorgan Japan Fund -- Class A Shares                        JPMorgan Fleming Japan Fund -- Class A Shares

JPMorgan Intrepid International Fund -- Class A Shares       JPMorgan Fleming Tax Aware International Opportunities
                                                             Fund -- Class A Shares and JPMorgan Tax Aware
                                                             International Opportunities Fund - Class A Shares

JPMorgan Global Healthcare Fund -- Class A Shares            JPMorgan Global Healthcare Fund -- Class A Shares

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Growth and Income Fund -- Class A Shares            JPMorgan Growth and Income Fund -- Class A Shares

JPMorgan Intrepid America Fund -- Class A Shares             JPMorgan Intrepid America Fund -- Class A Shares

JPMorgan Intrepid Growth Fund -- Class A Shares              JPMorgan Intrepid Growth Fund -- Class A Shares

JPMorgan Intrepid Multi Cap Fund -- Class A Shares           JPMorgan Intrepid Investor Fund -- Class A Shares and
                                                             JPMorgan Intrepid Contrarian Fund - Class A (name
                                                             effective until 4/10/06)

JPMorgan Intrepid Value Fund -- Class A Shares               JPMorgan Intrepid Value Fund -- Class A Shares

JPMorgan Market Neutral Fund -- Class A Shares               JPMorgan Market Neutral Fund -- Class A Shares

JPMorgan Mid Cap Equity Fund -- Class A Shares               JPMorgan Mid Cap Equity Fund -- Class A Shares

JPMorgan Growth Advantage Fund -- Class A Shares             JPMorgan Mid Cap Growth Fund -- Class A Shares

JPMorgan Mid Cap Value Fund -- Class A Shares                JPMorgan Mid Cap Value Fund -- Class A Shares

JPMorgan Small Cap Equity Fund -- Class A Shares             JPMorgan Small Cap Equity Fund -- Class A Shares

JPMorgan Tax Aware U.S. Equity Fund -- Class A Shares        JPMorgan Tax Aware U.S. Equity Fund -- Class A Shares

JPMorgan U.S. Equity Fund -- Class A Shares                  JPMorgan U.S. Equity Fund -- Class A Shares

Undiscovered Managers Small Cap Growth Fund -- Class A       UM Small Cap Growth Fund -- Class A Shares
Shares

Undiscovered Managers Behavioral Growth Fund - Class A       Undiscovered Managers Behavioral Growth Fund - Class A
Shares                                                       Shares

Undiscovered Managers Behavioral Growth Fund -- Investor     Undiscovered Managers Behavioral Growth Fund --
Class Shares                                                 Investor Class Shares

Undiscovered Managers Behavioral Value Fund -- Class A       Undiscovered Managers Behavioral Value Fund -- Class A
Shares                                                       Shares

JPMorgan Realty Income Fund -- Class A Shares                Undiscovered Managers REIT Fund -- Class A Shares

JPMorgan Intrepid Mid Cap Fund -- Class A Shares             One Group Diversified Mid Cap Fund -- Class A Shares
                                                             and JPMorgan Diversified Mid Cap Fund -- Class A Shares

JPMorgan Equity Income Fund -- Class A Shares                One Group Equity Income Fund -- Class A Shares

JPMorgan Equity Index Fund -- Class A Shares                 One Group Equity Index Fund -- Class A Shares

JPMorgan International Equity Index Fund -- Class A Shares   One Group International Equity Index Fund -- Class A
                                                             Shares

JPMorgan Large Cap Growth Fund -- Class A Shares             One Group Large Cap Growth Fund -- Class A Shares

JPMorgan Large Cap Value Fund -- Class A Shares              One Group Large Cap Value Fund -- Class A Shares

JPMorgan Market Expansion Index Fund -- Class A Shares       One Group Market Expansion Index Fund -- Class A Shares

JPMorgan Multi-Cap Market Neutral Fund - Class A Shares      One Group Market Neutral Fund - Class A Shares

JPMorgan Diversified Mid Cap Growth Fund -- Class A Shares   One Group Mid Cap Growth Fund -- Class A Shares

JPMorgan Diversified Mid Cap Value Fund -- Class A Shares    One Group Mid Cap Value Fund -- Class A Shares

JPMorgan U.S. Real Estate Fund -- Class A Shares             One Group Real Estate Fund -- Class A Shares

JPMorgan Small Cap Growth Fund -- Class A Shares             One Group Small Cap Growth Fund -- Class A Shares

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Small Cap Value Fund -- Class A Shares              One Group Small Cap Value Fund -- Class A Shares

JPMorgan Technology Fund - Class A Shares                    One Group Technology Fund - Class A Shares

JPMorgan Value Advantage Fund - Class A Shares               N/A

JPMorgan U.S. Large Cap Core Plus Fund - Class A Shares      N/A

JPMorgan Micro Cap Fund  -- Class A Shares                   N/A

Highbridge Statistical Market Neutral Fund - Class A         N/A
Shares

JPMorgan Intrepid Long/Short Fund - Class A Shares           N/A

JPMorgan Strategic Small Cap Value Fund - Class A Shares     N/A
(effective upon the effectiveness of the Fund's
registration statement)

FIXED INCOME FUNDS

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund -- Class A Shares                         JPMorgan Bond Fund -- Class A Shares

JPMorgan California Tax Free Bond Fund -- Class A Shares     JPMorgan California Bond Fund -- Class A Shares

JPMorgan Emerging Markets Debt Fund - Class A Shares         JPMorgan Fleming Emerging Markets Debt Fund - Class A
                                                             Shares

JPMorgan Enhanced Income Fund -- Class A Shares              JPMorgan Enhanced Income Fund -- Class A Shares

JPMorgan Strategic Income Fund -- Class A Shares             JPMorgan Global Strategic Income Fund -- Class A Shares
                                                             (name effective until 5/19/06)

JPMorgan Strategic Income Fund -- M Class Shares             JPMorgan Global Strategic Income Fund -- M Class Shares
                                                             (name effective until 5/19/06)

JPMorgan Intermediate Tax Free Bond Fund -- Class A Shares   JPMorgan Intermediate Tax Free Income Fund -- Class A
                                                             Shares

JPMorgan New Jersey Tax Free Bond Fund -- Class A Shares     JPMorgan New Jersey Tax Free Income Fund -- Class A
                                                             Shares

JPMorgan New York Tax Free Bond Fund -- Class A Shares       JPMorgan New York Intermediate Tax Free Income Fund --
                                                             Class A Shares

JPMorgan Short Term Bond Fund -- Class A Shares              JPMorgan Short Term Bond Fund -- Class A Shares

JPMorgan Short Term Bond Fund II -- Class A Shares           JPMorgan Short Term Bond Fund II -- Class A Shares

JPMorgan Tax Aware Enhanced Income Fund -- Class A Shares    JPMorgan Tax Aware Enhanced Income Fund -- Class A
                                                             Shares

JPMorgan Arizona Municipal Bond Fund -- Class A Shares       One Group Arizona Municipal Bond Fund -- Class A Shares

JPMorgan Core Bond Fund -- Class A Shares                    One Group Bond Fund -- Class A Shares

JPMorgan Government Bond Fund -- Class A Shares              One Group Government Bond Fund -- Class A Shares

JPMorgan High Yield Bond Fund -- Class A Shares              One Group High Yield Bond Fund -- Class A Shares

JPMorgan Core Plus Bond Fund -- Class A Shares               One Group Income Bond Fund -- Class A Shares

JPMorgan Intermediate Bond Fund -- Class A Shares            One Group Intermediate Bond Fund -- Class A Shares

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Kentucky Municipal Bond Fund - Class A Shares       One Group Kentucky Municipal Bond Fund - Class A Shares

JPMorgan Louisiana Municipal Bond Fund -- Class A Shares     One Group Louisiana Municipal Bond Fund -- Class A
                                                             Shares

JPMorgan Michigan Municipal Bond Fund -- Class A Shares      One Group Michigan Municipal Bond Fund -- Class A Shares

JPMorgan Mortgage-Backed Securities Fund - Class A Shares    One Group Mortgage Backed Securities Fund - Class A
                                                             Shares

JPMorgan Municipal Income Fund -- Class A Shares             One Group Municipal Income Fund -- Class A Shares

JPMorgan Ohio Municipal Bond Fund -- Class A Shares          One Group Ohio Municipal Bond Fund -- Class A Shares

JPMorgan Short Duration Bond Fund -- Class A Shares          One Group Short-Term Bond Fund -- Class A Shares

JPMorgan Short Term Municipal Bond Fund -- Class A Shares    One Group Short-Term Municipal Bond Fund -- Class A
                                                             Shares

JP Morgan Tax Free Bond Fund -- Class A Shares               One Group Tax-Free Bond Fund -- Class A Shares

JP Morgan Treasury & Agency Fund -- Class A Shares           One Group Treasury & Agency Fund -- Class A Shares

JP Morgan Ultra Short Term Bond Fund -- Class A Shares       One Group Ultra Short-Term Bond Fund -- Class A Shares

JP Morgan West Virginia Municipal Bond Fund -- Class A       One Group West Virginia Municipal Bond Fund -- Class A
Shares                                                       Shares

JPMorgan Tax Aware Real Return Fund - Class A Shares         N/A

JPMorgan Real Return Fund - Class A Shares                   N/A

INVESTOR FUNDS

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Group Investor Balanced Fund -- Class A Shares      One Group Investor Balanced Fund -- Class A Shares

JP Morgan Conservative Growth Fund -- Class A Shares         One Group Investor Conservative Growth Fund -- Class A
                                                             Shares

JPMorgan Investor Growth & Income Fund -- Class A Shares     One Group Investor Growth & Income Fund -- Class A
                                                             Shares

JPMorgan Investor Growth Fund -- Class A Shares              One Group Investor Growth Fund -- Class A Shares

SMARTRETIREMENTFUNDS (EACH OF WHICH WILL BE ADDED AS OF THE EFFECTIVENESS OF THE POST-EFFECTIVE AMENDMENT ADDING THEM TO THE REGISTRATION STATEMENT)

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement Income Fund - Class A Shares        N/A

JPMorgan SmartRetirement 2010 Fund - Class A Shares          N/A

JPMorgan SmartRetirement 2015 Fund - Class A Shares          N/A

JPMorgan SmartRetirement 2020 Fund - Class A Shares          N/A

JPMorgan SmartRetirement 2030 Fund - Class A Shares          N/A

JPMorgan SmartRetirement 2040 Fund - Class A Shares          N/A

                                   *  *  *  *

                               J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                               J.P. MORGAN MUTUAL FUND GROUP
                               J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                               UNDISCOVERED MANAGERS FUNDS
                               J.P. MORGAN FLEMING SERIES TRUST
                               J.P. MORGAN SERIES TRUST II
                               JPMORGAN TRUST I
                               JPMORGAN TRUST II
                               JPMORGAN INVESTMENT TRUST
                               EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS

                               By:
                                     -------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                     -------------------------------------------


                               JPMORGAN DISTRIBUTION SERVICES, INC.

                               By:
                                     -------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                     -------------------------------------------

                                   SCHEDULE F
                          TO THE DISTRIBUTION AGREEMENT

                                  CDSC CLASSES
                                (CLASS C SHARES)
                        (AMENDED AS OF FEBRUARY 16, 2006)

NAME OF THE FUND

MONEY MARKET FUNDS

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Prime Money Market Fund -- Class C Shares           JPMorgan Prime Money Market Fund -- Class C Shares

JPMorgan Liquid Assets Money Market Fund -- Class C Shares   One Group Prime Money Market Fund -- Class C Shares

JPMorgan U.S. Treasury Plus Money Market Fund -- Class C     One Group U.S. Treasury Securities Money Market Fund --
Shares                                                       Class C Shares

EQUITY FUNDS

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund -- Class C Shares               JPMorgan Capital Growth Fund -- Class C Shares

JPMorgan Diversified Fund -- Class C Shares                  JPMorgan Diversified Fund -- Class C Shares

JPMorgan Dynamic Small Cap Fund -- Class C Shares            JPMorgan Dynamic Small Cap Fund -- Class C Shares

JPMorgan Emerging Markets Equity Fund -- Class C Shares      N/A

JPMorgan International Equity Fund -- Class C Shares         JPMorgan Fleming International Equity Fund -- Class C
                                                             Shares

JPMorgan Intrepid European Fund -- Class C Shares            JPMorgan Fleming Intrepid European Fund -- Class C
                                                             Shares

JPMorgan Global Healthcare Fund -- Class C Shares            JPMorgan Global Healthcare Fund -- Class C Shares

JPMorgan Growth Advantage Fund -- Class C Shares             JPMorgan Mid Cap Growth Fund -- Class C Shares

JPMorgan Growth and Income Fund -- Class C Shares            JPMorgan Growth and Income Fund -- Class C Shares

JPMorgan Intrepid America Fund -- Class C Shares             JPMorgan Intrepid America Fund -- Class C Shares

JPMorgan Intrepid Growth Fund -- Class C Shares              JPMorgan Intrepid Growth Fund -- Class C Shares

JPMorgan Intrepid Multi Cap Fund -- Class C Shares           JPMorgan Intrepid Investor Fund -- Class C Shares
                                                             and JPMorgan Intrepid Contrarian Fund - Class C Shares
                                                             (name effective until 4/10/06)

JPMorgan Intrepid International Fund - Class C Shares        JPMorgan Tax Aware International Opportunities Fund -
                                                             Class C Shares

JPMorgan Intrepid Value Fund -- Class C Shares               JPMorgan Intrepid Value Fund -- Class C Shares

JPMorgan Japan Fund - Class C Shares                         N/A

JPMorgan Mid Cap Value Fund -- Class C Shares                JPMorgan Mid Cap Value Fund -- Class C Shares

JPMorgan Small Cap Equity Fund - Class C Shares              JPMorgan Small Cap Equity Fund - Class C Shares

JPMorgan Tax Aware U.S. Equity Fund -- Class C Shares        JPMorgan Tax Aware U.S. Equity Fund -- Class C Shares

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Equity Fund -- Class C Shares -- Class C       JPMorgan U.S. Equity Fund -- Class C Shares
Shares

Undiscovered Managers Small Cap Growth Fund - Class C        UM Small Cap Growth Fund -- Class C Shares
Shares

Undiscovered Managers Behavioral Growth Fund -- Class C      Undiscovered Managers Behavioral Growth Fund -- Class C
Shares                                                       Shares

Undiscovered Managers Behavioral Value Fund -- Class C       Undiscovered Managers Behavioral Value Fund -- Class C
Shares                                                       Shares

JPMorgan Realty Income Fund -- Class C Shares                Undiscovered Managers REIT Fund -- Class C Shares

JPMorgan Intrepid Mid Cap Fund -- Class C Shares             One Group Diversified Mid Cap Fund -- Class C Shares
                                                             and JPMorgan Diversified Mid Cap Fund -- Class C Shares

JPMorgan Equity Income Fund -- Class C Shares                One Group Equity Income -- Class C Shares

JPMorgan Equity Index Fund -- Class C Shares                 One Group Equity Index Fund -- Class C Shares

JPMorgan International Equity Index Fund - Class C Shares    One Group International Equity Index Fund - Class C
                                                             Shares

JPMorgan Large Cap Growth Fund -- Class C Shares             One Group Large Cap Growth Fund -- Class C Shares

JPMorgan Large Cap Value Fund -- Class C Shares              One Group Large Cap Value Fund -- Class C Shares

JPMorgan Market Expansion Index Fund -- Class C Shares       One Group Market Expansion Index Fund -- Class C Shares

JPMorgan Multi-Cap Market Neutral Fund - Class C Shares      One Group Market Neutral Fund - Class C Shares

JPMorgan Diversified Mid Cap Growth Fund - Class C Shares    One Group Mid Cap Growth Fund - Class C Shares

JPMorgan Diversified Mid Cap Value Fund - Class C Shares     One Group Mid Cap Value Fund - Class C Shares

JPMorgan U.S. Real Estate Fund -- Class C Shares             One Group Real Estate Fund -- Class C Shares

JPMorgan Small Cap Growth Fund -- Class C Shares             One Group Small Cap Growth Fund - Class C Shares

JPMorgan Small Cap Value Fund -- Class C Shares              One Group Small Cap Value Fund -- Class C Shares

JPMorgan Technology Fund - Class C Shares                    One Group Technology Fund - Class C Shares

JPMorgan Value Advantage Fund - Class C Shares               N/A

JPMorgan U.S. Large Cap Core Plus Fund - Class C Shares      N/A

JPMorgan Micro Cap Fund  -- Class C Shares                   N/A

Highbridge Statistical Market Neutral Fund - Class C
Shares

JPMorgan Intrepid Long/Short Fund - Class C Shares           N/A

JPMorgan Strategic Small Cap Value Fund - Class C Shares     N/A
(effective upon the effectiveness of the Fund's
registration statement)

FIXED INCOME FUNDS

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund -- Class C Shares                         JPMorgan Bond Fund -- Class C Shares

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan California Tax Free Bond Fund -- Class C Shares     JPMorgan California Bond Fund -- Class C Shares

JPMorgan Emerging Markets Debt Fund - Class C Shares         JPMorgan Fleming Emerging Markets Debt Fund - Class C
                                                             Shares

JPMorgan Strategic Income Fund -- Class C Shares             JPMorgan Global Strategic Income Fund -- Class C Shares
                                                             (name effective until 5/19/06)

JPMorgan Intermediate Tax Free Bond Fund -- Class C Shares   JPMorgan Intermediate Tax Free Income Fund -- Class C
                                                             Shares

JPMorgan New Jersey Tax Free Bond Fund -- Class C Shares     JPMorgan New Jersey Tax Free Income Fund -- Class C
                                                             Shares

JPMorgan New York Tax Free Bond Fund -- Class C Shares       JPMorgan New York Intermediate Tax Free Income Fund --
                                                             Class C Shares

JPMorgan Arizona Municipal Bond Fund -- Class C Shares       One Group Arizona Municipal Bond Fund -- Class C Shares

JPMorgan Core Bond Fund -- Class C Shares                    One Group Bond Fund -- Class C Shares

JPMorgan Government Bond Fund -- Class C Shares              One Group Government Bond Fund -- Class C Shares

JPMorgan High Yield Bond Fund -- Class C Shares              One Group High Yield Bond Fund -- Class C Shares

JPMorgan Core Plus Bond Fund -- Class C Shares               One Group Income Bond Fund -- Class C Shares

JPMorgan Intermediate Bond Fund -- Class C Shares            One Group Intermediate Bond Fund -- Class C Shares

JPMorgan Kentucky Municipal Bond Fund-Class C Shares         One Group Kentucky Municipal Bond Fund-Class C Shares

JPMorgan Louisiana Municipal Bond Fund -- Class C Shares     One Group Louisiana Municipal Bond Fund -- Class C
                                                             Shares

JPMorgan Michigan Municipal Bond Fund -- Class C Shares      One Group Michigan Municipal Bond Fund -- Class C Shares

JPMorgan Municipal Income Fund-- Class C Shares              One Group Municipal Income Fund-- Class C Shares

JPMorgan Ohio Municipal Bond Fund -- Class C Shares          One Group Ohio Municipal Bond Fund -- Class C Shares

JPMorgan Short Duration Bond Fund - Class C Shares           One Group Short-Term Bond Fund - Class C Shares

JPMorgan Short Term Municipal Bond Fund - Class C Shares     One Group Short-Term Municipal Bond Fund - Class C
                                                             Shares

JPMorgan Tax Free Bond Fund - Class C Shares                 One Group Tax-Free Bond Fund - Class C Shares

JPMorgan Treasury & Agency Fund -- Class C Shares            One Group Treasury & Agency Fund -- Class C Shares

JPMorgan Ultra Short Term Bond Fund - Class C Shares         One Group Ultra Short-Term Bond Fund - Class C Shares

JPMorgan West Virginia Municipal Bond Fund -- Class C        One Group West Virginia Municipal Bond Fund -- Class C
Shares                                                       Shares

JPMorgan Tax Aware Real Return Fund - Class C Shares         N/A

JPMorgan Real Return Fund - Class C Shares                   N/A

INVESTOR FUNDS

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund -- Class C Shares            One Group Investor Balanced Fund -- Class C Shares

JPMorgan Investor Conservative Growth Fund -- Class C        One Group Investor Conservative Growth Fund -- Class C
Shares                                                       Shares

JPMorgan Investor Growth & Income Fund -- Class C Shares     One Group Investor Growth & Income Fund -- Class C
                                                             Shares

JPMorgan Investor Growth Fund -- Class C Shares              One Group Investor Growth Fund -- Class C Shares

SMARTRETIREMENTFUNDS (EACH OF WHICH WILL BE ADDED AS OF THE EFFECTIVENESS OF THE POST-EFFECTIVE AMENDMENT ADDING THEM TO THE REGISTRATION STATEMENT)

CURRENT NAME                                                 PRIOR NAME
----------------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement Income Fund - Class C Shares        N/A

JPMorgan SmartRetirement 2010 Fund - Class C Shares          N/A

JPMorgan SmartRetirement 2015 Fund - Class C Shares          N/A

JPMorgan SmartRetirement 2020 Fund - Class C Shares          N/A

JPMorgan SmartRetirement 2030 Fund - Class C Shares          N/A

JPMorgan SmartRetirement 2040 Fund - Class C Shares          N/A

                                   *  *  *  *

                               J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                               J.P. MORGAN MUTUAL FUND GROUP
                               J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                               UNDISCOVERED MANAGERS FUNDS
                               J.P. MORGAN FLEMING SERIES TRUST
                               J.P. MORGAN SERIES TRUST II
                               JPMORGAN TRUST I
                               JPMORGAN TRUST II
                               JPMORGAN INVESTMENT TRUST
                               EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                               By:
                                     -------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                       -----------------------------------------


                               JPMORGAN DISTRIBUTION SERVICES, INC.

                               By:
                                     -------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                       -----------------------------------------